Asbestos	12 Months Ended
Mar. 31, 2013
Asbestos

11.  Asbestos

The AFFA was approved by shareholders in February 2007 to provide long-term funding to AICF. The accounting policies utilised by the Company to account for the AFFA are described in Note 2.

Asbestos Adjustments

The asbestos adjustments included in the consolidated statements of operations and comprehensive income (loss) comprise the following:

	Years Ended 31 March
(Millions of US dollars)	2013	2012	2011
Change in estimates:
Change in actuarial estimate - asbestos liability	$(163.0)	$(67.8)	$9.8
Change in actuarial estimate - insurance receivable	27.9	49.8	(0.5)
Change in estimate - AICF claims-handling costs	5.9	8.4	12.2

Subtotal - Change in estimates	(129.2)	(9.6)	21.5
Write-back of insurance receivables	11.9	-	-
Gain (Loss) on foreign currency exchange	0.2	(6.2)	(107.3)

Total Asbestos Adjustments	$(117.1)	$(15.8)	$(85.8)

Asbestos-Related Assets and Liabilities

The Company has included on its consolidated balance sheets certain asbestos-related assets and liabilities under the terms of the AFFA. These amounts are detailed in the table below, and the net total of these asbestos-related assets and liabilities is referred to by the Company as the “Net AFFA Liability.”

	31 March
(Millions of US dollars)	2013	2012
Asbestos liability – current	$(135.0)	$(125.3)
Asbestos liability – non-current	(1,558.7)	(1,537.3)

Asbestos liability – Total	(1,693.7)	(1,662.6)

Insurance receivable – current	22.2	19.9
Insurance receivable – non-current	209.4	208.6

Insurance receivable – Total	231.6	228.5

Workers’ compensation asset – current	0.9	0.5
Workers’ compensation asset – non-current	60.7	83.4
Workers’ compensation liability – current	(0.9)	(0.5)
Workers’ compensation liability – non-current	(60.7)	(83.4)

Workers’ compensation – Total	-	-

Loan facility	-	(30.9)
Other net liabilities	(1.6)	(2.3)
Restricted cash and cash equivalents and restricted short-term investment assets of the AICF	133.5	65.0

Net AFFA liability	$(1,330.2)	$(1,402.3)

Deferred income taxes – current	18.6	23.0
Deferred income taxes – non-current	434.1	421.5

Deferred income taxes – Total	452.7	444.5

Income tax payable	25.9	18.5

Net Unfunded AFFA liability, net of tax	$(851.6)	$(939.3)

On 2 April 2012, in accordance with arrangements agreed with the NSW Government and AICF, the Company contributed US$138.7 million (A$132.3 million) to AICF. A further contribution of US$45.4 million (A$45.2 million) was contributed on 2 July 2012, in accordance with the terms of the AFFA. Total contributions for the year ended 31 March 2013 were US$184.1 million (A$177.5 million).

Restricted cash and cash equivalents at 31 March 2012 reflected the early contribution to AICF of US$138.7 million (A$132.3 million). The determination of any contribution to AICF in respect of the year ended 31 March 2013 will reverse the effect of the increase in the Company’s free cash flow resulting from the movement in restricted cash and cash equivalents to 31 March 2013 related to the early contribution. The Company’s adjusted free cash flow for these purposes is net cash used by operating activities for the year ended 31 March 2013 of US$29.4 million (A$28.2 million). In accordance with the terms of the AFFA, and the arrangements agreed with the NSW Government and AICF for an early contribution based on the Company’s free cash flow for the year ended 31 March 2012, the Company does not anticipate making a contribution to AICF in respect of the year ended 31 March 2013.

Asbestos Liability

The amount of the asbestos liability reflects the terms of the AFFA, which has been calculated by reference to (but is not exclusively based upon) the most recent actuarial estimate of the projected future asbestos-related cash flows prepared by KPMG Actuarial. The asbestos liability also includes an allowance for the future claims-handling costs of AICF. The Company receives an updated actuarial estimate as of 31 March each year. The most recent actuarial assessment was performed as of 31 March 2013.

The changes in the asbestos liability for the year ended 31 March 2013 are detailed in the table below:

(Millions of US dollars)	A$ Millions	A$ to US$ rate	US$ Millions

Asbestos liability – 31 March 2012	A$(1,598.4)	0.9614	$ (1,662.6)
Asbestos claims paid[1]	121.3	0.9694	125.1
AICF claims-handling costs incurred[1]	2.4	0.9694	2.5
Change in actuarial estimate[2]	(156.4)	0.9597	(163.0)
Change in estimate of AICF claims-handling costs[2]	5.7	0.9597	5.9
Loss on foreign currency exchange			(1.6)

Asbestos liability – 31 March 2013	A$(1,625.4)	0.9597	$ (1,693.7)

Insurance Receivable – Asbestos

The changes in the insurance receivable for the year ended 31 March 2013 are detailed in the table below:

(Millions of US dollars)	A$ Millions	A$ to US$ rate	US$ Millions
Insurance receivable – 31 March 2012	A$219.7	0.9614	$ 228.5
Insurance recoveries[1]	(35.7)	0.9694	(36.8)
Write-back of insurance receivable[3]	11.5	0.9717	11.9
Change in actuarial estimate[2]	26.8	0.9597	27.9
Gain on foreign currency exchange			0.1

Insurance receivable – 31 March 2013	A$222.3	0.9597	$ 231.6

Included in insurance receivable is US$6.0 million recorded on a discounted basis because the timing of the recoveries has been agreed with the insurer.

Deferred Income Taxes – Asbestos

The changes in the deferred income taxes—asbestos for the year ended 31 March 2013 are detailed in the table below:

(Millions of US dollars)	A$ Millions	A$ to US$ rate	US$ Millions
Deferred tax assets – 31 March 2012	A$ 427.3	0.9614	$ 444.5
Amounts offset against income tax payable[1]	(24.8)	0.9694	(25.6)
AICF earnings¹	31.9	0.9694	32.9
Gain on foreign currency exchange			0.9

Deferred tax assets – 31 March 2013	A$ 434.4	0.9597	$ 452.7

[1]	The average exchange rate for the period is used to convert the Australian dollar amount to US dollars based on the assumption that these transactions occurred evenly throughout the period.

[2]	The spot exchange rate at 31 March 2013 is used to convert the Australian dollar amount to US dollars as the adjustment was made on that date.

[3]	The weighted average spot exchange rates on the dates the transactions occurred are used to convert the Australian dollar amounts to US dollars as the adjustments were made on those dates.

Income Taxes Payable

A portion of the deferred income tax asset is applied against the Company’s income tax payable. At 31 March 2013 and 2012, this amount was US$25.6 million and US$23.1 million, respectively. During the year ended 31 March 2013, there was a US$0.7 million unfavourable effect of foreign currency exchange.

Other Net Assets (Liabilities)

Other net assets (liabilities) include a provision for asbestos-related education and medical research contributions of US$1.9 million and US$2.3 million at 31 March 2013 and 2012, respectively.

Also included in other net assets (liabilities) are the other assets and liabilities of AICF including trade receivables, prepayments, fixed assets, trade payables and accruals. These other assets and liabilities of AICF were a net asset of US$0.3 million and nil at 31 March 2013 and 2012, respectively. During the year ended 31 March 2013, there was nil effect of foreign currency exchange on these other assets and liabilities.

Restricted Cash and Short-term Investments of AICF

Cash and cash equivalents and short-term investments of AICF are reflected as restricted assets as these assets are restricted for use in the settlement of asbestos claims and payment of the operating costs of AICF.

In June 2012, AICF invested US$106.5 million (A$105.0 million) of its excess cash in time deposits at a fixed interest rate of 5.1% and a six month maturity. In December 2012, these time deposits matured and are reflected as Restricted cash and cash equivalents – Asbestos on the consolidated balance sheet as of 31 March 2013.

At 31 March 2013, the Company revalued AICF’s short-term investments available-for-sale resulting in a positive mark-to-market fair value adjustment of US$0.9 million. This appreciation in the fair value of investments is recorded in Other Comprehensive Income.

The changes in restricted cash and short-term investments of AICF for the year ended 31 March 2013 are set forth in the table below:

(Millions of US dollars)	A$ Millions	A$ to US$ rate	US$ Millions

Restricted cash and cash equivalents and restricted short-term investments – 31 March 2012	A$ 62.5	0.9614	$ 65.0
Asbestos claims paid[1]	(121.3)	0.9694	(125.1)
Payments received in accordance with AFFA[2]	177.5	0.9641	184.1
AICF operating costs paid – claims-handling[1]	(2.4)	0.9694	(2.5)
AICF operating costs paid – non claims-handling[1]	(1.6)	0.9694	(1.7)
Insurance recoveries[1]	35.7	0.9694	36.8
Interest and investment income[1]	6.8	0.9694	7.0
Unrealised gain on investments[1]	0.9	0.9694	0.9
NSW loan repayment²	(29.7)	0.9901	(30.0)
Other[1]	(0.3)	0.9694	(0.3)
Loss on foreign currency exchange			(0.7)

Restricted cash and cash equivalents and restricted short-term investments – 31 March 2013	A$ 128.1	0.9597	$ 133.5

[1]	The average exchange rate for the period is used to convert the Australian dollar amount to US dollars based on the assumption that these transactions occurred evenly throughout the period.

[2]	The spot exchange rates on the date the transactions occurred are used to convert the Australian dollar amounts to US dollars.

Actuarial Study; Claims Estimate

AICF commissioned an updated actuarial study of potential asbestos-related liabilities as of 31 March 2013. Based on KPMG Actuarial’s assumptions, KPMG Actuarial arrived at a range of possible total cash flows and proposed a central estimate which is intended to reflect an expected outcome. The Company views the central estimate as the basis for recording the asbestos liability in the Company’s financial statements, which under US GAAP, it considers the best estimate. Based on the results of these studies, it is estimated that the discounted (but inflated) value of the central estimate for claims against the Former James Hardie Companies was approximately A$1.7 billion (US$1.8 billion). The undiscounted (but inflated) value of the central estimate of the asbestos-related liabilities of Amaca and Amaba as determined by KPMG Actuarial was approximately A$2.5 billion (US$2.6 billion). Actual liabilities of those companies for such claims could vary, perhaps materially, from the central estimate described above. The asbestos liability includes projected future cash flows as undiscounted and uninflated on the basis that it is inappropriate to discount or inflate future cash flows when the timing and amounts of such cash flows is not fixed or readily determinable.

The asbestos liability has been revised to reflect the most recent actuarial estimate prepared by KPMG Actuarial as of 31 March 2013 and to adjust for payments made to claimants during the year then ended.

In estimating the potential financial exposure, KPMG Actuarial made assumptions related to the total number of claims which were reasonably estimated to be asserted through 2074, the typical cost of settlement (which is sensitive to, among other factors, the industry in which a plaintiff claims exposure, the alleged disease type and the jurisdiction in which the action is brought), the legal costs incurred in the litigation of such claims, the rate of receipt of claims, the settlement strategy in dealing with outstanding claims and the timing of settlements.

Due to inherent uncertainties in the legal and medical environment, the number and timing of future claim notifications and settlements, the recoverability of claims against insurance contracts, and estimates of future trends in average claim awards, as well as the extent to which the above named entities will contribute to the overall settlements, the actual amount of liability could differ materially from that which is currently projected.

The potential range of costs as estimated by KPMG Actuarial is affected by a number of variables such as nil settlement rates (where no settlement is payable by the Former James Hardie Companies because the claim settlement is borne by other asbestos defendants (other than the former James Hardie subsidiaries) which are held liable, peak year of claims, past history of claims numbers, average settlement rates, past history of Australian asbestos-related medical injuries, current number of claims, average defence and plaintiff legal costs, base wage inflation and superimposed inflation. The potential range of losses disclosed includes both asserted and unasserted claims. While no assurances can be provided, the Company believes that it is likely to be able to partially recover losses from various insurance carriers. As of 31 March 2013, KPMG Actuarial’s undiscounted (but inflated) central estimate of asbestos-related liabilities was A$2.5 billion (US$2.6 billion). This undiscounted (but inflated) central estimate is net of expected insurance recoveries of A$342.9 million (US$357.3 million) after making a general credit risk allowance for insurance carriers for A$27.4 million (US$28.6 million) and an allowance for A$52.7 million (US$54.9 million) of “by claim” or subrogation recoveries from other third parties. The Company has not netted the insurance receivable against the asbestos liability on its consolidated balance sheets.

A sensitivity analysis has been performed to determine how the actuarial estimates would change if certain assumptions (i.e., the rate of inflation and superimposed inflation, the average costs of claims and legal fees, and the projected numbers of claims) were different from the assumptions used to determine the central estimates. This analysis shows that the discounted (but inflated) central estimates could be in a range of A$1.1 billion (US$1.1 billion) to A$2.6 billion (US$2.7 billion). The undiscounted (but inflated) estimates could be in a range of A$1.6 billion (US$1.7 billion) to A$4.2 billion (US$4.4 billion) as of 31 March 2013. The actual cost of the liabilities could be outside of that range depending on the results of actual experience relative to the assumptions made.

During the 2013 financial year, mesothelioma claims reporting activity has been above actuarial expectations for the first time since the 2009 financial year. One of the critical assumptions is the estimated peak year of mesothelioma disease claims, which was targeted for 2010/2011. Potential variation in this estimate has an impact much greater than the other assumptions used to derive the discounted central estimate. For example, if the peak year occurs five years later, in 2015/2016, the discounted central estimate could increase by approximately 45%.

Claims Data

AICF provides compensation payments for Australian asbestos-related personal injury claims against the Former James Hardie Companies. The claims data in this section are reflective of these Australian asbestos-related personal injury claims against the Former James Hardie Companies.

The following table shows the activity related to the numbers of open claims, new claims and closed claims during each of the past five years and the average settlement per settled claim and case closed:

	For the Years Ended 31 March
	2013		2012		2011		2010		2009

Number of open claims at beginning of period		592		564		529		534		523
Number of new claims		542		456		494		535		607
Number of closed claims[1]		672		428		459		540		596
Number of open claims at end of period		462		592		564		529		534
Average settlement amount per settled claim	A$	231,313	A$	218,610	A$	204,366	A$	190,627	A$	190,638
Average settlement amount per case closed	A$	200,561	A$	198,179	A$	173,199	A$	171,917	A$	168,248

Average settlement amount per settled claim	US$	238,615	US$	228,361	US$	193,090	US$	162,250	US$	151,300
Average settlement amount per case closed	US$	206,892	US$	207,019	US$	163,642	US$	146,325	US$	133,530

[1]

Included in the number of closed claims of 672 for the year ended 31 March 2013 are 153 claims primarily settled at nil settlement amounts that had been closed in prior years but not reflected as such in the year in which they were closed. Accordingly these 153 claims have been included in claims activity during the year ended 31 March 2013 to appropriately reflect the actual number of open claims at 31 March 2013. These 153 additional claims that were closed in prior years have been excluded for the purposes of determining the average settlement amount in both US and Australian dollars, as reflected in the table above, for the year ended 31 March 2013. As these 153 claims were closed in prior years, the actual number of closed claims during the year ended 31 March 2013 was 519 claims.

Under the terms of the AFFA, the Company has rights of access to actuarial information produced for AICF by the actuary appointed by AICF (the “Approved Actuary”). The Company’s disclosures with respect to claims statistics are subject to it obtaining such information from the Approved Actuary. The AFFA does not provide the Company an express right to audit or otherwise require independent verification of such information or the methodologies to be adopted by the Approved Actuary. As such, the Company relies on the accuracy and completeness of the information and analysis of the Approved Actuary when making disclosures with respect to claims statistics.

AICF – NSW Government Secured Loan Facility

On 9 December 2010, AICF, Amaca, Amaba and ABN 60 (together, the “Obligors”) entered into the Facility with The State of New South Wales, Australia whereby AICF may borrow, subject to certain conditions, up to an aggregate amount of A$320.0 million (US$333.4 million, based on the exchange rate at 31 March 2013).

The amount available to be drawn depends on the value of the insurance policies benefiting the Obligors and may be adjusted upward or downward, subject to a ceiling of A$320.0 million. At 31 March 2013, the discounted value of insurance policies was A$216.3 million (US$225.4 million, based on the exchange rate at 31 March 2013).

In accordance with the terms of the Facility, drawings under the Facility may only be used by AICF to fund the payment of asbestos claims and certain operating and legal costs of the Obligors. The amount available to be drawn is subject to periodic review by the NSW. The Facility is available to be drawn up to the tenth anniversary of signing and must be repaid on or by 1 November 2030.

Interest accrues daily on amounts outstanding. Interest is calculated based on a 365-day year and is payable monthly. AICF may, at its discretion, elect to capitalise interest payable on amounts outstanding under the Facility on the date interest becomes due and payable. In addition, if AICF does not pay interest on a due date, it is taken to have elected to capitalise the interest.

NSW will borrow up to 50% of the amount made available under the Facility from the Commonwealth of Australia (“Commonwealth”).

To the extent that NSW’s source of funding the Facility is from the Commonwealth, the interest rate on the Facility is calculated by reference to the cost of NSW’s borrowings from the Commonwealth for that purpose, being calculated with reference to the Commonwealth Treasury fixed coupon bond rate for a period determined as appropriate by the Commonwealth.

In summary, to the extent that NSW’s source of funding is not from the Commonwealth, the interest rate on drawings under the Facility is calculated as (i) during the period to (but excluding) 1 May 2020, a yield percent per annum calculated at the time of the first drawdown of the Facility by reference to the NSW Treasury Corporation’s 6% 1/05/2020 Benchmark Bonds, (ii) during the period after 1 May 2020, a yield percent per annum calculated by reference to NSW Treasury Corporation bonds on issue at that time and maturing in 2030, or (iii) in any case, if the relevant bonds are not on issue, a yield percent per annum in respect of such other source of funding for the Facility determined by the NSW Government in good faith to be used to replace those bonds, including any guarantee fee payable to the Commonwealth in respect of the bonds (where the bonds are guaranteed by the Commonwealth) or other source of funding.

Under the Facility, Amaca, Amaba and ABN 60 each guarantee the payment of amounts owed by AICF and AICF’s performance of its obligations under the Facility. Each Obligor has granted a security interest in certain property including cash accounts, proceeds from insurance claims, payments remitted by the Company to AICF and contractual rights under certain documents including the AFFA. Each Obligor may not deal with the secured property until all amounts outstanding under the Facility are paid, except as permitted under the terms of the security interest.

Under the terms of the Facility, each Obligor must, upon receipt of proceeds from insurance claims and payments remitted by the Company under the AFFA, apply all of such proceeds in repayment of amounts owing under the Facility. NSW may, at its sole discretion, waive or postpone (in such manner and for such period as it determines) the requirement for the Obligors to apply proceeds of insurance claims and payments remitted by the Company to repay amounts owed under the Facility to ensure AICF has sufficient liquidity to meet its future cash flow needs.

The Obligors are subject to certain operating covenants under the Facility and the terms of the security interest, including, without limitation, (i) positive covenants relating to providing corporate reporting documents, providing particular notifications and complying with the terms of the AFFA, and (ii) negative covenants restricting them from voiding, canceling, settling, or adversely affecting existing insurance policies, disposing of assets and granting security to secure any other financial indebtedness, other than in accordance with the terms and conditions of the Facility.

Upon an event of default, NSW may cancel the commitment and declare all amounts outstanding as immediately due and payable. The events of default include, without limitation, failure to pay or repay amounts due in accordance with the Facility, breach of covenants, misrepresentation, cross default by an obligor and an adverse judgment (other than a personal asbestos or Marlew claim) against an Obligor.

The term of the Facility expires on 1 November 2030. At that time, all amounts outstanding under the Facility become due and payable.

On 17 February 2012, AICF made an initial drawing of A$29.7 million (being US$32.0 million translated at the prevailing spot exchange rate on 17 February 2012) under the Facility. On 3 April 2012, all amounts outstanding under the Facility were fully repaid.

Because the Company consolidates AICF due to the Company’s pecuniary and contractual interests in AICF as a result of the funding arrangements outlined in the AFFA, any drawings, repayments or payments of accrued interest by AICF under the Facility impact the Company’s consolidated financial position, results of operations and cash flows.

Any drawings, repayments, or payments of accrued interest under the Facility by AICF do not impact the Company’s free cash flow, as defined in the AFFA, on which annual contributions remitted by the Company to AICF are based. James Hardie Industries plc and its wholly-owned subsidiaries are not a party to, guarantor of, or security provider in respect of the Facility.